                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.6

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

       End of Period Collection Account Balance as of Prior Payment Date:                                                478,705.03
       Available Funds:
            Contract Payments due and received in this period                                                          5,942,050.17
            Contract Payments due in prior period(s) and received in this period                                         780,354.80
            Contract Payments received in this period for next period                                                    232,885.72
            Sales, Use and Property Tax, Maintenance, Late Charges                                                       194,331.55
            Prepayment Amounts related to early termination in this period                                               465,427.40
            Servicer Advance                                                                                             642,717.75
            Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
            Transfer from Reserve Account                                                                                  5,511.48
            Interest earned on Collection Account                                                                          3,598.74
            Interest earned on Affiliated Account                                                                            466.27
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
              contract < Predecessor contract)                                                                                 0.00
            Amounts paid under insurance policies                                                                              0.00
            Any other amounts                                                                                                  0.00

                                                                                                                      -------------
       Total Available Funds                                                                                           8,746,048.91
       Less: Amounts to be Retained in Collection Account                                                                553,070.61
                                                                                                                      -------------
       AMOUNT TO BE DISTRIBUTED                                                                                        8,192,978.30
                                                                                                                      =============


       DISTRIBUTION OF FUNDS:

            1.   To Trustee -  Fees                                                                                            0.00
            2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              780,354.80
            3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                      a) Class A1 Principal and Interest                                                                       0.00
                      a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   0.00
                      a) Class A3 Principal (distributed after A2 Note matures) and Interest                           5,303,637.93
                      a) Class A4 Principal (distributed after A3 Note matures) and Interest                             517,178.81
                      b) Class B Principal and Interest                                                                   98,948.78
                      c) Class C Principal and Interest                                                                  199,496.22
                      d) Class D Principal and Interest                                                                  134,288.53
                      e) Class E Principal and Interest                                                                  182,210.30

            4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
            5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                      a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     452,551.03
                      b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    173,584.53
                      c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)           5,511.48
            6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts              198,396.56
            7.   To Servicer, Servicing Fee and other Servicing Compensations                                            146,819.33
                                                                                                                      -------------
       TOTAL FUNDS DISTRIBUTED                                                                                         8,192,978.30
                                                                                                                      =============

                                                                                                                      -------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        553,070.61
                                                                                                                      =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $6,443,748.69
        - Add Investment Earnings                                                                                          5,511.48
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                         5,511.48
                                                                                                                      -------------
End of period balance                                                                                                 $6,443,748.69
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $6,443,748.69
                                                                                                                      =============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003



III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Pool A                                                                         165,182,566.98
                  Pool B                                                                          41,540,559.55
                                                                                                 --------------
                                                                                                                     206,723,126.53

Class A Overdue Interest, if any                                                                           0.00
Class A Monthly Interest - Pool A                                                                    582,403.22
Class A Monthly Interest - Pool B                                                                    146,464.34

Class A Overdue Principal, if any                                                                          0.00
Class A Monthly Principal - Pool A                                                                 3,724,978.44
Class A Monthly Principal - Pool B                                                                 1,366,970.74
                                                                                                 --------------
                                                                                                                       5,091,949.18

Ending Principal Balance of the Class A Notes

                  Pool A                                                                         161,457,588.54
                  Pool B                                                                          40,173,588.81
                                                                                                 --------------
                                                                                                                     --------------
                                                                                                                     201,631,177.35
                                                                                                                     ==============


----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $378,036,000      Original Face $378,036,000             Balance Factor
       $ 1.928037                     $ 13.469482                        53.336502%
----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                  Class A1                                                                                 0.00
                  Class A2                                                                                 0.00
                  Class A3                                                                        72,187,126.53
                  Class A4                                                                       134,536,000.00
                                                                                                 --------------

Class A Monthly Interest                                                                                             206,723,126.53
                  Class A1 (Actual Number Days/360)                                                        0.00
                  Class A2                                                                                 0.00
                  Class A3                                                                           211,688.75
                  Class A4                                                                           517,178.81
                                                                                                 --------------

Class A Monthly Principal

                  Class A1                                                                                 0.00
                  Class A2                                                                                 0.00
                  Class A3                                                                         5,091,949.18
                  Class A4                                                                                 0.00
                                                                                                 --------------
                                                                                                                       5,091,949.18

Ending Principal Balance of the Class A Notes

                  Class A1                                                                                 0.00
                  Class A2                                                                                 0.00
                  Class A3                                                                        67,095,177.35
                  Class A4                                                                       134,536,000.00
                                                                                                 --------------
                                                                                                                     --------------
                                                                                                                     201,631,177.35
                                                                                                                     ==============


Class A1

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $122,000,000      Original Face $122,000,000             Balance Factor
       $ 1.735154                     $ 41.737288                         54.996047%
----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                                2,813,953.50
                             Pool B                                                                  707,660.64
                                                                                                   ------------
                                                                                                                      3,521,614.14

        Class B Overdue Interest, if any                                                                   0.00
        Class B Monthly Interest - Pool A                                                              9,752.69
        Class B Monthly Interest - Pool B                                                              2,452.63
        Class B Overdue Principal, if any                                                                  0.00
        Class B Monthly Principal - Pool A                                                            63,456.55
        Class B Monthly Principal - Pool B                                                            23,286.91
                                                                                                   ------------
                                                                                                                         86,743.46

        Ending Principal Balance of the Class B Notes
                             Pool A                                                                2,750,496.95
                             Pool B                                                                  684,373.73
                                                                                                   ------------
                                                                                                                      -------------
                                                                                                                      3,434,870.68
                                                                                                                      =============


        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $6,440,000    Original Face $6,440,000          Balance Factor
              $ 1.895236                 $ 13.469481                    53.336501%
        -------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                             Pool A                                                                5,632,276.52
                             Pool B                                                                1,416,420.19
                                                                                                   ------------
                                                                                                                      7,048,696.71

        Class C Overdue Interest, if any                                                                   0.00
        Class C Monthly Interest - Pool A                                                             20,675.15
        Class C Monthly Interest - Pool B                                                              5,199.44
        Class C Overdue Principal, if any                                                                  0.00
        Class C Monthly Principal - Pool A                                                           127,011.64
        Class C Monthly Principal - Pool B                                                            46,609.99
                                                                                                   ------------
                                                                                                                        173,621.63

        Ending Principal Balance of the Class C Notes
                             Pool A                                                                5,505,264.88
                             Pool B                                                                1,369,810.20
                                                                                                   ------------
                                                                                                                      -------------
                                                                                                                      6,875,075.08
                                                                                                                      =============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $12,890,000   Original Face $12,890,000         Balance Factor
                  $ 2.007338                      $ 13.469483               53.336502%
        -------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                                3,753,394.54
                             Pool B                                                                  943,913.83
                                                                                                   ------------
                                                                                                                       4,697,308.37

        Class D Overdue Interest, if any                                                                   0.00
        Class D Monthly Interest - Pool A                                                             14,850.93
        Class D Monthly Interest - Pool B                                                              3,734.75
        Class D Overdue Principal, if any                                                                  0.00
        Class D Monthly Principal - Pool A                                                            84,641.58
        Class D Monthly Principal - Pool B                                                            31,061.27
                                                                                                   ------------
                                                                                                                         115,702.85

        Ending Principal Balance of the Class D Notes
                             Pool A                                                                3,668,752.96
                             Pool B                                                                  912,852.56
                                                                                                   ------------
                                                                                                                       ------------
                                                                                                                       4,581,605.52
                                                                                                                       ============


        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $8,590,000    Original Face $8,590,000          Balance Factor
                  $ 2.163641                      $ 13.469482               53.336502%
        -------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                             Pool A                                                                4,692,835.53
                             Pool B                                                                1,180,167.00
                                                                                                   ------------
                                                                                                                       5,873,002.53

        Class E Overdue Interest, if any                                                                   0.00
        Class E Monthly Interest - Pool A                                                             30,002.86
        Class E Monthly Interest - Pool B                                                              7,545.20
        Class E Overdue Principal, if any                                                                  0.00
        Class E Monthly Principal - Pool A                                                           105,826.61
        Class E Monthly Principal - Pool B                                                            38,835.63
                                                                                                   ------------
                                                                                                                         144,662.24

        Ending Principal Balance of the Class E Notes

                             Pool A                                                                4,587,008.92
                             Pool B                                                                1,141,331.37
                                                                                                   ------------
                                                                                                                       ------------
                                                                                                                       5,728,340.29
                                                                                                                       ============


        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $10,740,000   Original Face $10,740,000         Balance Factor
              $ 3.496095                  $ 13.469482                   53.336502%
        -------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                              5,631,073.25
                             Pool B                                                              1,416,117.58
                                                                                                 -------------
                                                                                                                       7,047,190.83

        Residual Interest - Pool A                                                                 433,801.23
        Residual Interest - Pool B                                                                  18,749.80
        Residual Principal - Pool A                                                                126,984.50
        Residual Principal - Pool B                                                                 46,600.03
                                                                                                 -------------
                                                                                                                         173,584.53

        Ending Residual Principal Balance

                             Pool A                                                              5,504,088.75
                             Pool B                                                              1,369,517.55
                                                                                                 -------------
                                                                                                                       ------------
                                                                                                                       6,873,606.30
                                                                                                                       ============

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                146,819.33
         - Servicer Advances reimbursement                                                                               780,354.80
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               198,396.56
                                                                                                                       ------------
        Total amounts due to Servicer                                                                                  1,125,570.69
                                                                                                                       ============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                187,706,100.31

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               4,232,899.33

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                   183,473,200.98
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          3,711,859.10

            - Principal portion of Prepayment Amounts                                                  521,040.23

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                                  Total Decline in Aggregate Discounted Contract Balance             4,232,899.33
                                                                                                     ============


POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 47,204,838.73

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                   0.00

        Decline in Aggregate Discounted Contract Balance                                                               1,553,364.56

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             --------------
           ending of the related Collection Period                                                                    45,651,474.17
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                          1,517,789.65

            - Principal portion of Prepayment Amounts                                                   35,574.91

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                    0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                         0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                  0.00

                                                                                                     ------------
                                  Total Decline in Aggregate Discounted Contract Balance             1,553,364.56
                                                                                                     ============

                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    229,124,675.15
                                                                                                                     ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003



XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                                    Predecessor
                                                                 Discounted                     Predecessor        Discounted
         Lease #       Lessee Name                               Present Value                  Lease #            Present Value
         --------------------------------------------------      ----------------               -------------      ----------------
         3092-701      RADIOLOGY SPECIALISTS, LTD                $  1,285,497.56                3083-701           $    619,156.09
         1026-005      THE HIT FACTORY, INC                      $  3,940,729.70                2706-201           $     81,139.77
         3729-001      MEADOWBROOK PET ASSOC                     $  1,587,776.40                2706-203           $    173,283.13
         3729-002      MEADOWBROOK PET ASSOC                     $    274,210.76                2706-204           $     69,644.93
                       CASH                                      $    134,588.62                2706-205           $    564,127.48
                                                                                                2706-206           $    150,000.35
                                                                                                2706-208           $    272,302.96
                                                                                                2706-209           $    445,577.17
                                                                                                2706-210           $     51,850.10
                                                                                                2714-201           $    647,026.56
                                                                                                2714-202           $    561,533.95
                                                                                                3020-001           $  2,920,819.08
         2140-502      THE HIT FACTORY OF FLORIDA                $  1,662,459.55                2046-203           $    390,131.10
                       CASH                                      $     45,960.10                2716-201           $  1,047,478.02
                                                                                                2716-202           $    270,810.53
                                                                 ----------------                                  ----------------
                                                    Totals:      $  8,931,222.69                                   $  8,264,881.22


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $  8,264,881.22
         b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.55%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
       Agreement Section 7.02                                                                          $0.00



CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  PERIOD
                           YES [ ]   NO  [X]

         POOL B                                                                                                    Predecessor
                                                                 Discounted                     Predecessor        Discounted
         Lease #       Lessee Name                               Present Value                  Lease #            Present Value
         --------------------------------------------------      ----------------               -------------      ----------------
                       NONE

                                                                 ----------------                                  ----------------
                                                    Totals:      $           0.00                                  $          0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
      Agreement Section 7.02                                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                           YES [ ]   NO  [X]

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                                           Discounted           Predecessor         Discounted
          Lease #     Lessee Name                                          Present Value        Lease #             Present Value
          -------------------------------------------------------          -------------        ------------        ---------------
          3694-002    Community Radiology of Virginia, Inc.                 $3,261,116.93       2771-001            $  3,215,821.21
          3718-002    USD Dayton, Inc. and USD Dayton Holding                 $758,012.82       2973-003            $    180,086.79
          3718-003    USD Dayton, Inc. and USD Dayton Holding               $2,385,619.17       3042-701            $    496,910.77
                                                                                                3042-702            $    496,545.09
                                                                                                3042-703            $    568,430.94
                                                                                                2696-001            $    229,571.22
                                                                                                1789-003            $    245,541.19
                                                                                                2973-001            $    545,805.09
                                                                                                2003385-004         $    228,502.25
                                                                                                2008553-001         $     27,358.62
                                                                                                2009504-003         $     15,700.20
                                                                            --------------                          ---------------
                                                          Totals:           $6,404,748.92                           $  6,250,273.37

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              6,250,273.37
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $323,844,130.83
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     1.93%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS


a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
      Agreement Section 7.02                                                                             $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  PERIOD
                           YES [ ]   NO  [X]



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                                           Discounted          Predecessor          Discounted
          Lease #     Lessee Name                                          Present Value       Lease #              Present Value
          -------------------------------------------------------          --------------      -----------          ---------------
                      None

                                                                            --------------                          ---------------
                                                          Totals:            $       0.00                           $          0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $          0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $105,739,115.35
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%


        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS


a)  Total discounted Contract Balance of Predecessor Receivables                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
      Agreement Section 7.02                                                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION  PERIOD
                           YES [ ]   NO  [X]